 Exhibit (a)(1)(ii)
Letter of Transmittal to Tender Shares of Class A Common Stock
of
Truett-hurst, Inc.
at $2.40 Net Per Share in Cash
Pursuant to the Offer to Purchase dated January 14, 2019 by
Truett-Hurst, Inc.
The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of Class A common stock, par value $0.001 per share, of Truett-Hurst, Inc. (the “Company” or “Truett-Hurst”) (collectively, the “Shares”), including Shares issued upon exchange of LLC Units of its subsidiary H.D.D., LLC, tendered pursuant to this Letter of Transmittal, at a price of  $2.40 per share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 14, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF THE DAY, ON FEBRUARY 11, 2019, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.
Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:
If delivering by hand, express mail, courier, or other expedited service:	By mail:
American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Pursuant to the Offer, the undersigned encloses herewith and surrenders the following certificate(s) representing Shares of Truett-Hurst:
DESCRIPTION OF SHARES SURRENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Surrendered*** (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book Entry Shares Surrendered

Total Shares
* Need not be completed by book-entry stockholders.
** Unless otherwise indicated, it will be assumed that all shares of Class A common stock represented by certificates described above are being surrendered hereby.

***
By submitting a Letter of Transmittal, a holder of LLC Units will be deemed to have exchanged its LLC Units into Class A common stock, subject to acceptance by the Company of such Shares in the Offer, immediately prior to the Expiration Date and pursuant to the terms of the Exchange Agreement and the LLC Agreement.

Indicate below the order (by certificate number) in which Shares are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order, if less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 14.
1st:   2nd:   3rd:   4th:   5th:
PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING & Co, Inc., AT (888) 626-0988.
You have received this Letter of Transmittal in connection with the offer of Truett-Hurst, Inc., a Delaware corporation (the “Company” or “Truett-Hurst”), to purchase up to 1,000,000 outstanding shares of its Class A common stock, par value $0.001 per share, including shares of Class A common stock issued upon exchange of LLC Units of its subsidiary H.D.D., LLC (collectively, the “Shares”), at a price of $2.40 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated January 14, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, the “Offer”).
You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the “Depositary”) Shares represented by stock certificates, or held in book-entry form on the books of the Company, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as “Certificate Stockholders,” and stockholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Stockholders.”
If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
DTC Participant Number:
Transaction Code Number:
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):
Window Ticket Number (if any) or DTC Participant Number:
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution which Guaranteed Delivery:

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED UPON EXCHANGE OF LLC UNITS IN NON-CERTIFICATED FORM TO THE DEPOSITARY BY BOOK-ENTRY CREDITED TO THE COMAPNY’S IN-HOUSE LEDGER:

Name(s) of Registered Owner(s):
Tax Identification Number:
ODD LOTS
(See Instruction 13)
As described in Section 1 of the Offer to Purchase, under certain conditions, holders of a total of fewer than 100 Shares (including those issuable upon exchange of LLC Units) may have their Shares accepted for payment before any proration of other tendered Shares. This preference is not available to partial tenders or to beneficial or record holders of 100 or more Shares (including those issuable upon exchange of LLC Units) in the aggregate, even if these holders have separate accounts or certificates representing fewer than 100 Shares. Accordingly, this section is to be completed only if Shares are being tendered by or on behalf of a person owning, beneficially or of record, as of the close of business on the date set forth on the signature page hereto, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 Shares (including those issuable upon exchange of LLC Units). The undersigned either (check one box):
☐
is the beneficial or record owner of an aggregate of fewer than 100 Shares (including those issuable upon exchange of LLC Units), all of which are being tendered; or

☐
is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder and (ii) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares (including those issuable upon exchange of LLC Units) and is tendering all of such Shares.

CONDITIONAL TENDER
(See Instruction 12)
As described in Section 6 of the Offer to Purchase, a tendering stockholder may condition his, her or its tender of Shares upon the Company purchasing all or a specified minimum number of the Shares tendered. Unless at least the minimum number of Shares you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. Stockholders should note that the treatment of the consideration they receive for tendered Shares as either (i) consideration received in a sale or exchange of tendered Shares or (ii) a distribution with respect to such Shares may be affected by the percentage of their total Shares that are purchased. It is the tendering stockholder’s responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. Stockholders are urged to consult with their own tax advisors before completing this section. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any stockholder tendering Shares. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.
☐
The minimum number of Shares that must be purchased from me/us, if any are purchased from me/us,

is:   Shares (including those issuable upon exchange of LLC Units).
If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his, her or its Shares and checked this box:
☐
The tendered Shares represent all Shares held by the undersigned (including those issuable upon exchange of LLC Units).

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby tenders to Truett-Hurst, Inc., a Delaware corporation (the “Company” or “Truett-Hurst”), the above-described shares of Class A common stock, par value $0.001 per share, of Truett-Hurst (collectively, the “Shares”) at a price of  $2.40 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, the “Offer”). The undersigned understands that Truett-Hurst reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.
If the Shares tendered hereunder are issued upon exchange of LLC Units, the undersigned hereby confirms that by submitting this Letter of Transmittal with respect to such Shares the undersigned will be deemed to have exchanged its LLC Units into Class A common stock, subject to acceptance by the Company of such Shares in the Offer, immediately prior to the Expiration Date and pursuant to the terms of the Exchange Agreement and the LLC Agreement.
On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after January 14, 2019 (collectively, “Distributions”). By tendering shares in accordance with the procedures set forth herein, the undersigned also tenders the preferred stock purchase rights associated with the Shares. In addition, the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Company, (b) to present such Shares and any Distributions for transfer on the books of the Company, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.
The undersigned hereby irrevocably appoints each of the designees of the Company the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of the Company will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Company accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Company reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Company’s acceptance for payment of such Shares, the Company must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Company any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Company in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.
It is understood that the method of delivery of the Shares, the Share Certificate(s) and all other required documents (including delivery through DTC) is at the option and risk of the undersigned and that the risk of loss of such Shares, Share Certificate(s) and other documents shall pass only after the Depositary has actually received the Shares or Share Certificate(s) (including, in the case of a book-entry transfer, by Book-Entry Confirmation (as defined below)). if delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with return receipt requested. in all cases, sufficient time should be allowed to ensure timely delivery.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the acceptance for payment by the Company of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if the Company does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.
Issue:   ☐   Check and/or   ☐   Share Certificates to:
Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
☐
Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5 and 7)
To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.
Deliver:   ☐   Check(s) and/or   ☐   Share Certificates to:
Name:
(Please Print)
Address:

(Include Zip Code)

IMPORTANT — SIGN HERE
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))
Dated:  , 2019
(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)
Name(s):
(Please Print)
Capacity (full title):
Address:

(Include Zip Code)
Area Code and Telephone Number:
Tax Identification or
Social Security No.:
GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)
Name of Firm:

(Include Zip Code)
Authorized Signature:
Name:

(Please Type or Print)
Area Code and Telephone Number:
Dated:  , 2019

Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.
2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations.    This Letter of Transmittal is to be completed by stockholders if  (i) Share Certificates are to be forwarded herewith or (ii) tender of Shares issued upon exchange of non-certificated LLC Units is being made to the Depositary by book-entry credited to the in-house ledger. If tenders are to be made pursuant to the procedures for tender by book-entry transfer into the Depositary’s account at DTC set forth in Section 3 of the Offer to Purchase, an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, confirmation of book-entry credited to the in-house ledger by the Company or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer into the Depositary’s account at DTC, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Date (unless the tender is made during a Subsequent Offering Period, if one is provided, in which case the Shares, the Letter of Transmittal and other documents must be received prior to the expiration of the Subsequent Offering Period) (as defined in Section 1 of the Offer to Purchase). Please do not send your Share Certificates directly to the Company.
Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company must be received by the Depositary prior to the Expiration Date (or prior to the expiration of the Subsequent Offering Period, as applicable), and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or confirmation of book-entry credited to the in-house ledger by the Company or a Book Entry Confirmation with respect to such Shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer into the Depositary’s account at DTC, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within two NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.
A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.
The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.
THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
Except as specifically provided in the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.
All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by the Company in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. The Company and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.
3. Inadequate Space.     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
4. Partial Tenders (Applicable to Certificate Stockholders Only).    If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
5. Signatures on Letter of Transmittal; Stock Powers and Endorsements.     If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.
If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.
If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
6. Transfer Taxes.    The Company will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.
7. Special Payment and Delivery Instructions.     If a check for the purchase price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer into the Depositary’s account at DTC may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.
8. Requests for Assistance or Additional Copies.     Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from either the Information Agent as set forth below, and will be furnished at the Company’s expense.
9. Backup Withholding.    Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate Form W-8. A

Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the purchase price pursuant to the Offer.
NOTE:   FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.
10. Lost, Destroyed, Mutilated or Stolen Share Certificates.    If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify the Company’s stock transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.
11. Waiver of Conditions.    Subject to the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer may be waived by the Company in whole or in part at any time and from time to time in its sole discretion.
12. Conditional Tenders.    Under certain circumstances described in Section 1 of the Offer to Purchase and subject to the exception for Odd Lot Holders, if the Offer is over-subscribed, the Company will prorate the Shares purchased pursuant to the Offer. You may tender Shares subject to the condition that all or a specified minimum number of Shares be purchased by indicating in the box entitled “Conditional Tender.” It is your responsibility to calculate and appropriately indicate the minimum number of Shares that must be purchased from you if any are to be purchased from you. See Section 6 of the Offer to Purchase.
As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of Shares would not be purchased. If, because of proration, the minimum number of Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. To be eligible for purchase by random lot, you must have tendered all your Shares and checked the box so indicating.
All tendered Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.
The conditional tender alternative is made available for stockholders to facilitate the ability of tendering stockholders to have cash received for Shares tendered pursuant to the Offer treated as consideration received in a sale or exchange of such Shares by the stockholder, rather than as a distribution to the stockholder with respect to such Shares, for U.S. federal income tax purposes. It is each shareholder’s responsibility to calculate the minimum number of Shares that must be purchased in order to qualify for sale or exchange (rather than distribution) treatment for U.S. federal income tax purposes. You are urged to consult with your own tax advisor before completing this section. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax result for any tender of Shares. See Section 14 of the Offer to Purchase.
13. Odd Lots.    As discussed in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all Shares validly tendered and not validly withdrawn prior to the Expiration Date, the Shares purchased first will consist of all Shares validly tendered and not validly withdrawn prior to the Expiration Date by any stockholder who owned, beneficially or of record, a total of fewer than 100 Shares (including Shares issuable upon exchange of LLC Units) as of the close of business on the date set forth on the signature page hereto and as of the Expiration Date, and who tenders all of the holder’s Shares in accordance with the procedures described in Section 3 of the Offer to Purchase. This preference will not be available to you unless you complete the section captioned “Odd Lots” in this Letter of Transmittal. This preference is not available to partial tenders or to beneficial or record holders of 100 or more Shares in the aggregate, even if these holders have separate accounts or Share Certificates representing fewer than 100 Shares.

14. Order of Purchase in Event of Proration.    As discussed in Section 1 of the Offer to Purchase, stockholders who tender Shares registered in such stockholder’s name directly to the Depositary may designate the order of priority in which Shares tendered are to be purchased in the event of proration. Stockholders may designate the order in which their Shares are to be purchased in the event of proration. See Section 1 of the Offer to Purchase.
IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.
IMPORTANT TAX INFORMATION
Under United States federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.
If backup withholding applies, the Depositary is required to withhold 28% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.
Form W-9
To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.
What Number to Give the Depositary
Each United States stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.
Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

PAYER’S NAME: American Stock Transfer & Trust Company, LLC
SUBSTITUTE FORMW-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2 — Check appropriate box for federal tax classification; check only one:
☐  Individual/Sole Proprietor  ☐ C Corporation ☐ S Corporation
☐ Partnership ☐ Trust/estate ☐ Limited Liability Company:
☐ Other (please specify)

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”:
C = C Corporation
S = S Corporation
P = Partnership

Part 3 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Part 4 — Certification Under Penalties of Perjury, I certify that:
(1)
The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),
(2)
I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)
I am a U.S. person (including a U.S. resident alien).

(4)
The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
SIGNATURE   DATE
NAME
ADDRESS
CITY   STATE   ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9
PAYER’S NAME: American Stock Transfer & Trust Company, LLC CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.
Signature	Date
NOTE:   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT TAX INFORMATION
Under current U.S. federal income tax law, a Stockholder who tenders Truett-Hurst stock certificates that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the Stockholder must provide the Depositary Agent with such Stockholder’s correct taxpayer identification number and certify that such Stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a Stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary Agent is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $100 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Truett-Hurst stock certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary Agent that a foreign individual qualifies as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary Agent.
Failure to complete the Substitute Form W-9 will not, by itself, cause the Truett-Hurst stock certificates to be deemed invalidly tendered, but may require the Depositary Agent to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.
NOTE:   FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)
3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)	10. Corporate account	The corporation
4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization
5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership
6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization
7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)
Circle the minor’s name and furnish the minor’s social security number.

(3)
Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

(4)
You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)
List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:
If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.
Payees specifically exempted from backup withholding include:
•
An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•
The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•
An international organization or any agency or instrumentality thereof.

•
A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
•
A corporation.

•
A financial institution.

•
A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•
A real estate investment trust.

•
A common trust fund operated by a bank under Section 584(a).

•
An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•
A middleman known in the investment community as a nominee or custodian.

•
A futures commission merchant registered with the Commodity Futures Trading Commission.

•
A foreign central bank of issue.

•
A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•
Payments to nonresident aliens subject to withholding under Section 1441.

•
Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•
Payments of patronage dividends where the amount received is not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) payments made by an ESOP.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Payments of interest not generally subject to backup withholding include the following:
•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•
Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•
Payments described in Section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under Section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.
Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.
Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of  $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of  $500.
(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer to Purchase is:
If delivering by hand, express mail, courier, or other expedited service:	By mail:
American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.
Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at the telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers, Call Collect: (212) 269-5550
All Others Call Toll Free: (888) 626-0988
Email: THST@dfking.com